                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                          WESCO FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                                   WESCO SEAL

                          WESCO FINANCIAL CORPORATION
    301 EAST COLORADO BOULEVARD, SUITE 300, PASADENA, CALIFORNIA 91101-1901
                                 (626) 585-6700

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 3, 2000

     The annual meeting of shareholders of Wesco Financial Corporation ("Wesco") will be held at the University Club of Pasadena, 175 North Oakland Avenue, Pasadena, California, on Wednesday, May 3, 2000 at 3:30 p.m. for the following purposes:

     1. To elect seven directors to hold office until the next annual meeting of shareholders or until their respective successors shall have been duly elected and qualified.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed March 17, 2000, as of the close of business, as the record date for the determination of shareholders entitled to this notice and to vote at such annual meeting or any adjournment or adjournments thereof. A list of the shareholders as of such record date will be open to examination by any shareholder for any purpose germane to the meeting during ordinary business hours at Wesco's principal office at 301 East Colorado Boulevard, Suite 300, Pasadena, California for a period of at least ten days prior to May 3, 2000.

     All shareholders are requested to sign, date and complete the enclosed form of proxy promptly and return it in the accompanying postage-prepaid, self-addressed envelope, whether or not they expect to attend the meeting, to assure that their shares will be represented. Any shareholder giving a proxy has the right to revoke it at any time before it is voted at the meeting.

                                             By Order of the Board of Directors

                                                     Margery A. Patrick
                                                         Secretary
Pasadena, California
April 5, 2000

                                   IMPORTANT

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

     Requests for additional copies of this Notice and accompanying Proxy Statement should be mailed to Margery A. Patrick, Secretary, Wesco Financial Corporation, at the above address, or faxed to her at (626) 449-1455.

     For directions to the annual meeting and nearby free parking, please refer to the stub attached to the enclosed form of proxy or contact Mrs. Patrick.

                                   WESCO SEAL

                          WESCO FINANCIAL CORPORATION
    301 EAST COLORADO BOULEVARD, SUITE 300, PASADENA, CALIFORNIA 91101-1901
                                 (626) 585-6700

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 3, 2000

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of WESCO FINANCIAL CORPORATION ("Wesco") of proxies to be voted at the May 3, 2000 Annual Meeting of the Shareholders of Wesco. This Proxy Statement is expected to be mailed to shareholders on or about April 5, 2000, together with Wesco's combined Annual Report to Shareholders and Annual Report to the Securities and Exchange Commission on Form 10-K for the calendar year ended December 31, 1999.

                             PROXIES AND REVOCATION

     The shares represented by each properly executed, unrevoked form of proxy received in time for the meeting will be voted in accordance with the instructions contained thereon. Any shareholder giving a proxy has the power to revoke it at any time before it is voted at the meeting.

     Wesco intends to solicit proxies principally by the use of the mail. It will also request banks, brokerage firms and other custodians, nominees and fiduciaries to forward copies of the form of proxy and Proxy Statement to persons for whom they hold stock of Wesco and request authority for the execution of proxies. Wesco will reimburse such banks, brokerage firms, custodians, nominees and fiduciaries for their actual expenditures incurred in connection therewith at not higher than usual and customary rates; facsimile transmissions are not considered necessary, and expenditures related thereto will not be reimbursed. Officers of Wesco may solicit proxies to a limited extent by telephone, but without incremental cost to Wesco, except for actual out-of-pocket communication charges, which are expected to be insignificant. Thus, the cost of soliciting proxies will be paid by Wesco.

                             ELECTION OF DIRECTORS

     At the annual meeting, the seven nominees for Director receiving the highest number of affirmative votes will be elected Wesco directors ("Directors"). The term of each Director will expire at the time of the 2001 annual meeting expected to be held in May 2001 or upon the election and qualification of his or her respective successor. Each nominee is currently a Director of Wesco. Additional information concerning the nominees is set forth on page 3.

               Name                       Principal Occupation, Business Experience During
         (Director Since)                   Past Five Years, Age, and Other Information
------------------------------------------------------------------------------------------------
Charles T. Munger                   Mr. Munger, age 76, has been Chairman of the Board and Chief
  (3-20-73)                         Executive Officer of Wesco since January 1984. He has been
                                    Chairman of the Board of Blue Chip Stamps ("Blue Chip")
                                    since 1976, having joined its board in 1969; Blue Chip, the parent of Wesco, is engaged in the trading stamp business.
                                    Since 1978, Mr. Munger has been Vice Chairman of Berkshire
                                    Hathaway Inc. ("Berkshire"), the parent of Blue Chip;
                                    Berkshire is engaged in diverse businesses, including
                                    property and casualty insurance and reinsurance, flight
                                    training, fractional aircraft ownership, manufacturing and retailing of boxed chocolates, jewelry, footwear and home
                                    furnishings, and newspaper and encyclopedia publishing. Mr.
                                    Munger is Chairman of the Board of Daily Journal
                                    Corporation, publisher of specialty newspapers in
                                    California. He is a director of Costco Wholesale
                                    Corporation, operator of a large chain of membership
                                    warehouses.
Robert H. Bird                      Mr. Bird, age 68, has been President of Wesco since June
  (12-21-89)                        1992. He has served as President and a director of MS
                                    Property Company, a wholly owned Wesco subsidiary, since its activation in 1993. He has served as President of Blue Chip since 1987 and, prior thereto, served in various financial and other offices of Blue Chip after joining it in 1968. Mr.
                                    Bird has served as a director of Blue Chip since 1978.
Carolyn H. Carlburg                 Ms. Carlburg, age 53, has been Executive Director of
  (5-23-91)                         Community Housing Services, Inc. since 1997. Prior thereto, she practiced law under the name Carolyn H. Carlburg &
                                    Associates, specializing in land use matters and business
                                    litigation. She has been a director of MS Property Company since May 1999.
Robert E. Denham                    Mr. Denham, age 54, is a partner of Munger, Tolles & Olson
  (3-22-00)                         LLP, a law firm which renders legal services for Wesco,
                                    Berkshire, and certain of their affiliates. In 1998, he
                                    rejoined that firm, with which he had been associated for
                                    twenty years, after serving Salomon Inc., a former investee of Berkshire, Wesco and several of their subsidiaries, in
                                    the following capacities: 1992 to 1997, Chairman and Chief
                                    Executive Officer; 1991 and 1992, general counsel of Salomon
                                    Inc. and its investment banking subsidiary, Salomon
                                    Brothers. He is a director of U. S. Trust Corporation, a
                                    national investment management firm that also provides
                                    fiduciary and private banking services.
James N. Gamble                     Mr. Gamble, age 77, has been engaged in the investment
  (1-19-65)                         counseling business since 1956, currently under the name
                                    Gamble, Jones, Morphy & Bent.
Elizabeth Caspers Peters            Mrs. Peters, age 74, is engaged in personal investments.
  (7-18-67)                         Before she began continuous service as a Director in 1967
                                    she served on the Board in 1959 and 1960. She has been a
                                    director of MS Property Company since 1993.
David K. Robinson                   Mr. Robinson, age 81, since January 1, 1999, has been of
  (3-18-59)                         counsel to Hahn & Hahn LLP, which is Wesco's general
                                    counsel. Prior thereto, he was a partner of that firm.

                               EXECUTIVE OFFICERS

     In addition to Messrs. Munger and Bird, Wesco has two executive officers who are listed below. All officers are elected to serve for one year or until their successors shall have been elected and qualified.

                                    Principal Occupation, Business Experience During
            Name                      Past Five Years, Age, and Other Information
------------------------------------------------------------------------------------------
Jeffrey L. Jacobson           Mr. Jacobson, age 52, has served as Vice President and Chief
                              Financial Officer of Wesco since 1984. He has served MS
                              Property as Vice President and Chief Financial Officer since
                              1993. He has served in various financial and other offices of Blue Chip since joining it in 1977 -- currently he is
                              Vice President and Chief Financial Officer -- and has served as a Blue Chip director since 1987.
Robert E. Sahm                Mr. Sahm, age 72, has, since 1971, served Wesco as Vice
                              President in charge of building management and, ultimately, all real estate operations; prior thereto, he served as
                              Building Manager from 1967. Since 1993, he has served MS
                              Property Company as Senior Vice President in charge of
                              property management, development and sales, and as a
                              director.

                     VOTING SECURITIES AND HOLDERS THEREOF

     On March 17, 2000, the record date for determination of shareholders entitled to notice of and to vote at the annual meeting, a total of 7,119,807 shares of capital stock were outstanding. All information regarding stock ownership is given as of the close of business on that date. Shareholders have the right to elect Directors by cumulative voting in accordance with Wesco's
Bylaws: Each share has votes equal to the number of Directors to be elected (seven), and the votes may be cast for one candidate or distributed among two or more candidates. On all other matters, each share has one vote. Votes withheld as to specific Directors on forms of proxy are treated as votes cast in determining if a quorum is present to transact business but are excluded from the votes cast in favor of such Directors. Any portion of the shares held by a broker or other party that is not voted on an omnibus proxy is neither counted in determining if a quorum is present nor treated as votes cast for any purpose.

     The persons appointed as proxies on the accompanying form of proxy have informed Wesco of their intent to distribute, in such proportion as they see fit, the votes represented by proxies (i) in favor of the election of the seven nominees named above, or (ii), in the event one or more of said nominees is or are unable to serve, for the remainder of the nominees named above supplemented by any substitute nominee or nominees selected by the Board of Directors.

     Blue Chip, indirectly a wholly owned subsidiary of Berkshire, owns 5,703,087 shares (80.1%) of Wesco capital stock. Warren E. Buffett, Chairman of the Board and Chief Executive Officer of Berkshire, has sole voting power with respect to 34.9% and shared voting power with respect to 2.5% of Berkshire's common stock. Mr. Buffett may be deemed to be in control of Berkshire; and Mr. Buffett, as well as Berkshire, may be deemed to be in control of Blue Chip and Wesco. Charles T. Munger, Chairman of the Board of Wesco, is also Vice Chairman of the Board of Berkshire; he has sole voting power with respect to 1.3% of Berkshire's common stock. Mr. Munger consults with Mr. Buffett with respect to Wesco's investment decisions and major capital allocations. Although Mr. Buffett has no active participation in Wesco's management, he is President and a director of Wesco Holdings Midwest, Inc. ("WHMI"), a wholly owned subsidiary of Wesco, and a director of Wesco-Financial Insurance Company ("Wes-FIC"), Precision Steel Warehouse, Inc., and CORT Financial Services Corporation, which are wholly owned subsidiaries of WHMI.

     Wes-FIC is headquartered in Omaha, Nebraska, where its business is administered by employees of wholly owned Berkshire insurance subsidiaries. From time to time, Berkshire has offered to Wes-FIC, and Wes-FIC and Wesco have accepted, retrocessions of portions of insurance or reinsurance contracts under arrangements described in Wesco's 1999 Annual Report on Form 10-K. Wesco's and Wes-FIC's boards believe all such retrocessions have been entered into at terms more favorable than Wes-FIC could have obtained elsewhere. In 1999, Berkshire subsidiaries received $76,000 in ceding commissions under such arrangements. Kansas Bankers Surety Company ("KBS"), wholly owned by Wes-FIC, is supervised by Berkshire subsidiaries. KBS reinsures 50% of a layer of loss exposure above a certain amount with an unaffiliated reinsurer and the other 50% with a Berkshire subsidiary, on identical terms. In 1999 each was ceded $299,000 in premiums. In addition to the aforementioned ceding commission and ceded premiums, Berkshire subsidiaries in 1999 received $81,000 in administrative fees and expenses relative to Wes-FIC and KBS.

     Berkshire's principal executive offices are located at 1440 Kiewit Plaza, Omaha, Nebraska 68131, which is also Mr. Buffett's principal address. Blue Chip's principal executive offices are located at 301 East Colorado Boulevard, Suite 300, Pasadena, California 91101-1901.

     Blue Chip is the only company or person known to Wesco's management to own beneficially 5% or more of its outstanding capital stock. Beneficial ownership of Wesco's capital stock by Blue Chip and by all Directors and executive officers who own shares is set forth below.

                                                              Amount and Nature
                                                                of Beneficial          Percent
                            Name                                Ownership(1)           of Class
-----------------------------------------------------------------------------------------------
Blue Chip Stamps                                                   5,703,087(2)          80.1%
Robert E. Denham                                                         400                *
Elizabeth Caspers Peters                                              83,983(3)           1.2
David K. Robinson                                                        300                *
Robert E. Sahm                                                         3,150                *
All Directors and executive officers as a group                       87,833(3,4)         1.2

---------------
 *  Less than 1%.

(1) Beneficial owner has sole voting and investment power, and economic interest, except as indicated.

(2) Voting and investment power may be deemed to be controlled by Berkshire and Warren E. Buffett by virtue of the relationships described on page 4.

(3) Includes 16,843 shares held by a trust of which Mrs. Peters is a co-trustee with her children and income beneficiary.

(4) Does not include the 5,703,087 shares (80.1%) held by Blue Chip, of which Wesco Directors Charles T. Munger and Robert H. Bird are directors and executive officers.

                REQUIREMENTS FOR REPORTING SECURITIES OWNERSHIP

     Section 16(a) of the Securities Exchange Act of 1934 requires Wesco's executive officers and Directors, and persons who own more than ten percent of Wesco's outstanding capital stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American and Pacific Stock Exchanges. Copies of all such Section 16(a) reports must be furnished to Wesco.

     Based solely on its review of the copies of such Section 16(a) reports received by it, or written representations from certain persons subject to
Section 16(a) reporting that no such reports were required to be filed, Wesco believes that its executive officers, Directors, and beneficial owners of more than ten percent complied with all applicable filing requirements during 1999.

             BOARD OF DIRECTOR INTERLOCKS AND INSIDER PARTICIPATION

     Charles T. Munger, Chairman of the Board of Wesco, is also Chairman of the Board of Blue Chip and Vice Chairman of the Board of Berkshire. Robert H. Bird, President of Wesco, is also a director of and President of Blue Chip. Jeffrey L. Jacobson, Vice President and Chief Financial Officer of Wesco, is also a director of Blue Chip as well as its Vice President and Chief Financial Officer.

                            COMMITTEES AND MEETINGS

     Wesco has a standing Audit Committee whose members are Carolyn H. Carlburg (Chair), Robert E. Denham, James N. Gamble and David K. Robinson. The Wesco Board deems these members to be "independent" in accordance with American Stock Exchange regulations. The primary functions of the Audit Committee are to review the audited financial statements and the results of the audit, and to inquire into important internal control, accounting and financial reporting matters. Wesco does not have nominating, compensation, or other committees.

     During 1999, the Board of Directors held five regularly scheduled meetings and the Audit Committee held one meeting. No Director other than Mr. Gamble attended fewer than 75 percent of the combined total number of meetings of the Board of Directors and Audit Committee (if a member thereof) held during the year.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     Directors who are not officers currently receive an annual fee of $3,600, plus $300 for each special meeting which they attend. The Chair of the Audit Committee receives an annual fee of $1,800. Other members of the Audit Committee receive $300 for each meeting attended.

     The following table shows compensation paid by Wesco and its subsidiaries to its executive officers for the three years ended December 31, 1999.

                                                                                Annual Compensation
                     Name and Capacity                                ---------------------------------------
                      in Which Served                         Year        Salary(1)             Bonus(2)
-------------------------------------------------------------------------------------------------------------
Charles T. Munger -- Chairman of the Board and Chief          1999         $     --              $    --
  Executive Office of Wesco                                   1998               --                   --
                                                              1997               --                   --
Robert H. Bird -- President of Wesco and MS Property Company  1999           96,000                   --
                                                              1998           90,000                   --
                                                              1997           96,000                   --
Jeffrey L. Jacobson -- Vice President and Chief Financial     1999          144,000                   --
  Officer of Wesco and MS Property Company                    1998          144,000                   --
                                                              1997          132,000                   --
Robert E. Sahm -- Vice President of Wesco and Senior Vice     1999          158,400               13,500
  President of MS Property Company                            1998          151,200               12,900
                                                              1997          144,000               12,300

---------------
(1) Messrs. Munger, Bird and Jacobson are employees of, and compensated by, Blue Chip but spend a portion of their time on the activities of Wesco and its subsidiaries. Figures shown for Messrs. Bird and Jacobson represent amounts paid to Blue Chip by Wesco or its subsidiaries for their services. Blue Chip was not compensated by Wesco or its subsidiaries for Mr. Munger's services during the three-year period. Mr. Munger was paid a total of $100,000 by Blue Chip for each of the three years; in addition, he received directors' fees in cash or deferred phantom equity interest from certain companies in which Berkshire, Wesco and/or their subsidiaries have significant minority investments, valued at $81,300 in 1997. Mr. Sahm is compensated by MS Property Company.

(2) Mr. Sahm's bonus is based on a length-of-service formula applicable to all employees of MS Property Company and is equal to one month's salary.

                       REPORT ON EXECUTIVE COMPENSATION*

     Wesco's program of executive compensation is believed different from most public corporations' programs. Messrs. Munger, Bird and Jacobson are not employees of Wesco or a Wesco subsidiary, nor are they remunerated directly by Wesco or a Wesco subsidiary for their services. All three are employed by, and constitute the board of directors of, Blue Chip. Wesco and its subsidiaries reimburse Blue Chip for the services of Messrs. Bird and Jacobson based on Blue Chip's cost of their compensation, including related taxes and benefits, and an estimate of the relative time each individual devotes to the business of each company. Wesco and its subsidiaries do not reimburse Blue Chip for Mr. Munger's services.

     The Board of Directors of Wesco, at least annually, reviews and approves the compensation of, or any reimbursement to Blue Chip for, Wesco's executive officers based on the recommendation of Mr. Munger. Factors considered by Mr. Munger are typically subjective and include individual performance, changes in responsibility and inflation. Neither the profitability of Wesco nor the market price of Wesco's stock is considered in setting executive compensation.
---------------
* Submitted by the Wesco Board of Directors: Charles T. Munger, Robert H. Bird, Carolyn H. Carlburg, Robert E. Denham, James N. Gamble, Elizabeth Caspers Peters and David K. Robinson.

                            STOCK PERFORMANCE GRAPH

     The following graph compares the value on December 31 of each year through 1999 of $100 invested in Wesco capital stock on December 31, 1994 with similar investments in the Standard and Poor's ("S&P") 500 Stock Index and the S&P Property-Casualty Insurance Index, assuming reinvestment of dividends. [PERFORMANCE GRAPH]

                                                                                                          S&P PROPERTY-CASUALTY
                                                   WESCO CAPITAL STOCK         S&P 500 STOCK INDES           INSURANCE INDEX
                                                   -------------------         -------------------        ---------------------
1994                                                     100.00                      100.00                      100.00
1995                                                     159.30                      137.58                      135.40
1996                                                     164.64                      169.17                      164.52
1997                                                     265.24                      225.60                      239.33
1998                                                     314.71                      280.08                      222.69
1999                                                     218.19                      351.12                      166.00

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Representatives from Deloitte & Touche LLP, the independent public accounting firm selected by the Board of Directors for Wesco and its subsidiaries for the years 1999 and 2000, are expected to be present at the May 3, 2000 annual meeting of shareholders. They will be given the opportunity to make a statement if they so desire and to respond to any appropriate questions.

                                 OTHER MATTERS

     As far as Wesco is aware, there are no other matters to be brought before the May 3, 2000 annual meeting other than the election of Directors. Should any other matters come before the meeting, action will be taken thereon by the persons appointed as proxies on the accompanying form of proxy, or their substitutes, according to their discretion.

               PROPOSALS OF SHAREHOLDERS FOR 2001 ANNUAL MEETING

     Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation at the annual meeting of shareholders expected to be held in May 2001 (the "2001 annual meeting") must be received by Wesco by December 10, 2000. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. It is suggested the proposal be submitted by certified mail, return receipt requested. Shareholders intending to present proposals at the 2001 annual meeting without having the proposals included in the proxy statement must notify Wesco of such intentions before February 28, 2001. Wesco reserves the right, through its directors, officers or proxies, to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with the applicable deadline and other requirements.

                                             By Order of the Board of Directors

                                                     Margery A. Patrick
                                                         Secretary
Pasadena, California
April 5, 2000

PROXY

                          WESCO FINANCIAL CORPORATION

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 3, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints CHARLES T. MUNGER and MARGERY A. PATRICK, or either of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as directed on the other side hereof, all shares of capital stock of WESCO FINANCIAL CORPORATION held of record by the undersigned on March 17, 2000 at the annual meeting of shareholders to be held at the University Club of Pasadena, 175 North Oakland Avenue, Pasadena, California, on Wednesday, May 3, 2000, at 3:30 p.m., or at any adjournment or adjournments thereof.


                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)







--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -



                                     [LOGO]

                          WESCO FINANCIAL CORPORATION

                                                              Please mark
                                                              your votes as [x]
                                                              indicated in
                                                              this sample.

(CONTINUED FROM THE OTHER SIDE)    WESCO FINANCIAL CORPORATION

1. ELECTION OF DIRECTORS to serve until the next annual meeting of shareholders or until their respective successors shall have been duly elected and qualified. The Proxies are directed to vote for all nominees listed below (except as marked to the contrary).


       WITHHOLD
 FOR   AUTHORITY   Charles T. Munger, Robert    This Proxy, when properly
 [ ]     [ ]       H. Bird, Carolyn H.          executed, will be voted in the
                   Carlburg, Robert E.          manner directed herein by the
                   Denham, James N. Gamble,     undersigned shareholder. IF NO
                   Elizabeth Caspers Peters,    DIRECTION IS MADE, THIS PROXY
                   David K. Robinson.           WILL BE VOTED FOR THE ELECTION
                                                AS DIRECTORS OF ALL NOMINEES
                   INSTRUCTION: TO WITHHOLD     LISTED IN PROPOSAL 1 OR, IN THE
                   AUTHORITY TO VOTE FOR ANY    EVENT ONE OR MORE OF SUCH
                   INDIVIDUAL NOMINEE, DRAW     NOMINEES IS UNABLE TO SERVE, ANY
                   A LINE THROUGH HIS OR HER    SUBSTITUTE NOMINEES SELECTED BY
                   NAME ABOVE.                  THE PRESENT BOARD OF DIRECTORS.



                         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


2. OTHER MATTERS. In their discretion, the
   Proxies are authorized to vote upon such other business as may properly come before the meeting.





Signature(s)_____________________________________Date___________________________
Please sign exactly as name appears herein. If shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing on behalf of a corporation, an authorized officer such as the president should sign in full corporate name together with signature and title. If signing on behalf of a partnership, an authorized person should sign in full partnership name together with signature and position.
--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -


                          Directions to Annual Meeting

MEETING - The annual shareholders' meeting of Wesco Financial Corporation will be held at the University Club of Pasadena (the "University Club"), 175 North Oakland Avenue, Pasadena, California, at 3:30 p.m., on Wednesday, May 3, 2000.

PARKING - Free parking for the shareholders' meeting will be available in a large lot owned by the Women's City Club one block to the east of the University Club. For faster parking, persons driving to the meeting are encouraged to go directly to the Women's City Club lot and avoid the congestion in front of the University Club and in its parking lot. The entrance to the Women's City Club lot is on the west side of Madison Avenue. Another lot to the north separates it from Walnut Street. The University Club is a short walk to the west, directly across Oakland Avenue from the Women's City Club.

MAP OF AREA (not drawn to scale) -  [MAP]